FIRST AMENDMENT TO CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of March 29, 1999 (the "Agreement") is entered into among Worldtex, Inc., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto and NationsBank, N.A., as Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 1, 1997 (as amended and modified from time to time, the "CREDIT AGREEMENT");

      WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1.    AMENDED DEFINITIONS.

            (a) The pricing grid in the definition of "APPLICABLE PERCENTAGE" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                                            Applicable
                                            Percentage
                                               For
                                            Eurodollar   Applicable   Applicable
                                            Loans and    Percentage   Percentage   Applicable
                                             CD Rate        For          For       Percentage
                                            Loans and      Base       Letter of       For
         Pricing       Leverage             Swingline      Rate         Credit       Unused
          Level         Ratio                 Loans        Loans         Fees         Fees
          -----         -----                 -----        -----         ----         ----

            I        greater than             2.50%        1.25%        2.50%         .50%
                     6.25 to 1.0

           II        less than or equal       2.25%        1.0%         2.25%         .50%
                     to 6.25 to 1.0
                     but greater than
                     5.25 to 1.0

           III       less than or equal       1.75%        .75%         1.75%        .375%
                     to 5.25 to 1.0 but
                     but greater than
                     4.25 to 1.0


            IV       less than or equal       1.50%        .50%         1.50%        .30%
                     to 4.25 to 1.0 but
                     greater than 3.0
                     to 1.0

            V        less than or equal       1.25%        .25%         1.25%        .25%
                     to 3.0 to 1.0 but
                     greater than 2.0
                     to 1.0

            VI       less than or equal        1.0%          0%          1.0%        .20%
                     to 2.0 to 1.0

            (b) The definition of "REQUIRED LENDERS" is hereby amended and restated in its entirety to read as follows:

            "REQUIRED LENDERS" means (i) until such time as there are three (3) Lenders party to the Credit Agreement, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate 100% of (a) the Commitments and (b) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit) and (ii) at such time as there are at least three
      (3) Lenders party to the Credit Agreement, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 67% of (a) the Commitments and (b) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit). For purposes of this definition, NationsBank, N.A. and Bank of America National Trust and Savings Association will be considered one Lender.

            (c) A definition of "YEAR 2000 COMPLIANT" is hereby added to Section
      1.1 of the Credit Agreement and shall read as follows:

            "YEAR 2000 COMPLIANT" shall have the meaning assigned to such term in Section 6.18.

      2. YEAR 2000 COMPLIANCE. A new Section 6.18 is hereby added to the Credit Agreement and shall read as follows:

            6.18  YEAR 2000 COMPLIANCE.

            Each of the Credit Parties has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' businesses and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications may not be able to recognize and properly perform date-sensitive functions after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, each Credit Party believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

      3. LEVERAGE RATIO. Section 7.9(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (a)   LEVERAGE RATIO.

            There shall be maintained with respect to the Borrower and its Subsidiaries as of the end of each fiscal quarter to occur during the periods shown, a Leverage Ratio less than:

            (i)   From March 31, 1999 to  and  including June 29, 1999, 7.65  to
                  1.0;

            (ii) From June 30, 1999 to and including September 29, 1999, 6.85 to 1.0;

            (iii) From  September 30, 1999 to and  including  December 30, 1999,
                  6.50 to 1.0;

            (iv) From December 31, 1999 to and including March 30, 2000, 5.60 to 1.0;

            (v)   From March 31, 2000  to  and  including June 29, 2000, 4.0  to
                  1.0;

            (vi) From June 30, 2000 to and including December 30, 2000, 3.75 to 1.0; and

            (vii) From December 31, 2000 and thereafter, 3.6 to 1.0.

      4. INTEREST COVERAGE RATIO. Section 7.9(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (b)   INTEREST COVERAGE RATIO.

            There shall be maintained with respect to the Borrower and its Subsidiaries as of the end of each fiscal quarter to occur during the periods shown, an Interest Coverage Ratio greater than:

            (i)   From  March 31, 1999 to and  including June 29, 1999, 1.35  to
                  1.0;

            (ii) From June 30, 1999 to and including September 29, 1999, 1.50 to 1.0;

            (iii) From  September 30, 1999 to and  including  December 30, 1999,
                  1.60 to 1.0;

            (iv) From December 31, 1999 to and including March 30, 2000, 1.80 to 1.0;

            (v) From March 31, 2000 to and including September 29, 2000, 2.5 to 1.0; and

            (vi) From September 30, 2000 and thereafter, 2.6 to 1.0.

      5. NET WORTH. Section 7.9(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (d) NET WORTH. At all times Net Worth shall be no less than $82,000,000 increased on a cumulative basis by an amount equal to, (i) commencing with the fiscal quarter ending March 31, 1999, as of the last day of each fiscal quarter, 50% of Net Income for the fiscal quarter then ended (without deductions for losses) PLUS (ii) 100% of the Net Cash Proceeds from any Equity Transaction subsequent to the Closing Date.

      6. SCHEDULE 6.17. Schedule 6.17 of the Credit Agreement is hereby amended to delete therefrom the reference to Elastex, Inc. and the information relating to it.

      7. YEAR 2000 COMPLIANCE. A new Section 7.12 is hereby added to the Credit Agreement and shall read as follows:

            7.12  YEAR 2000 COMPLIANCE.

            The Credit Parties will promptly notify the Agent in the event any Credit Party discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

      8. SECURITY AGREEMENT. The Security Agreement is hereby amended in the following respects:

            (a) Section 5(d) of the Security Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) CHANGE IN LOCATION OR NAME. Not, without providing 30 days prior written notice to the Agent and without filing such amendments to any previously filed financing statements as the Agent may require, (i) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on SCHEDULE 4(B) attached hereto, (ii) change the location of its Collateral from the locations set forth on
            SCHEDULE 4(A) attached hereto, and (iii) change its legal name or begin using a tradename other than as set forth on SCHEDULE 4(C) attached hereto.

      9. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions:

            (a) The Agent shall have received original counterparts of this Agreement duly executed by the Borrower, the Guarantors and the Required Lenders;

            (b) The Agent shall have received an opinion from the counsel to the Credit Parties as to authority, enforceability and such other matters as may be required by the Agent; and

            (c) Payment by the Borrower to each of the Lenders of an amendment fee in an amount equal to 0.25% of the Revolving Commitment of such Lender.

            10.   MISCELLANEOUS.

            (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

            (b) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Agreement shall in no manner adversely affect or impair such liens and security interests.

            (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                  (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                  (ii) This  Agreement  has been duly  executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

            (d) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in
      Section 6 of the Credit Agreement and in each other Credit Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

            (e) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

            (f) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                 [remainder of page intentionally left blank]

      Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                                    WORLDTEX, INC., a Delaware corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    REGAL MANUFACTURING COMPANY, INC., a
                                    Delaware corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    ELASTIC CORPORATION OF AMERICA, INC., a
                                    Delaware corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    WTX COLOMBIA II, INC., a Delaware
                                    corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    WTX COLOMBIA I, INC., a Delaware
                                    corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________

                            [SIGNATURES CONTINUE]

                                    WILLCOX & GIBBS FILIX OF DELAWARE, INC., a Delaware corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    REGAL YARNS OF ARGENTINA, INC., a North
                                    Carolina corporation


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    NATIONSBANK, N.A., individually in its
                                    capacity as a Lender and in its capacity as the Agent


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________


                                    BANQUE NATIONALE DE PARIS


                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________